TRANSAMERICA FUNDS

Supplement to the Currently Effective Class I2 Prospectus

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Transamerica Federated Market Opportunity

The following replaces the information in the Prospectus under the section entitled “Management – Portfolio Managers” relating to Transamerica Federated Market Opportunity:

Portfolio Managers:

Douglas C. Noland, Senior Portfolio Manager since 2010

Dana L. Meissner, CFA, Portfolio Manager since 2009

The following replaces the information in the Prospectus under the section entitled “Shareholder Information – Portfolio Manager(s)” relating to Transamerica Federated Market Opportunity:

Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years

Douglas C. Noland/2010	Senior Portfolio Manager	Federated	Senior Vice President, Senior Portfolio Manager
Dana L. Meissner, CFA/2009	Portfolio Manager	Federated	Vice President, Senior Investment Analyst, Portfolio Manager

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Investors Should Retain this Supplement for Future Reference

November 24, 2010